Long term loan	12 Months Ended
Dec. 31, 2018
Long term loan
Long term loan

9   Long-term loan

The Company entered into a 24-month uncommitted non-revolving loan facility agreement in March 2018, and related amendment agreement in August 2018 (together the “2018 Facility Agreement”). Pursuant to the 2018 Facility Agreement, the Company can borrow up to US$13,000 at a floating interest rate of 3 months London Interbank Offered Rate (LIBOR) +4.36%. The Group is subject to certain financial covenants under the 2018 Facility Agreement, including quarterly refund rate and quarterly gross billing amount. As of December 31, 2018, the Group was in compliance with these covenants.

During the year ended December 31, 2018, the Group drew down US$13,000 and repaid US$2,958 of loan principal. Interest expense of this loan for the year ended December 31, 2018 is RMB1,944 (US$283). The loan balance outstanding as of December 31, 2018 is due in March 2020.